UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2024

MULTI SOLUTIONS II, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-12162	22-2418056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida 33137

(Address of Principal Executive Offices, including Zip Code)

(305) 579-8000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MUSS	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 11, 2024, the Board of Directors (the “Board”) of Multi Solutions II, Inc. (the “Company”), passed resolutions authorizing the voluntary liquidation and dissolution of the Company pursuant to a Plan of Liquidation and Dissolution (the “Plan of Dissolution”).  On October 16, 2024, the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote executed a written consent, in accordance with the provisions set forth in §§ 607.0704 and 607.1402 of the Florida Business Corporation Act, approving the Plan of Dissolution.

The Board has authorized the filing of the Articles of Dissolution (the “Dissolution”) of the Company on December 2, 2024 with the Florida Department of State.  The effective date of the Dissolution will also be December 2, 2024 (the “Effective Date”), and the Company will file a Form 15 with the Securities and Exchange Commission (the “SEC”) to deregister the Company’s common stock shortly thereafter.  The Company has instructed its transfer agent to close the Company’s stock transfer records as of the close of business on the Effective Date and no longer to recognize or record any transfers of shares of the Company’s common stock after such date except by will, intestate succession or operation of law.

The Company has made a public announcement on December 2, 2024 to announce the filing of its Articles of Dissolution.

Pursuant to the Plan of Dissolution, the Company is also authorized to sell any and all assets of the Company, to pay all expenses incurred in connection with implementation of the Plan of Dissolution, to satisfy, settle or reject all liabilities, debts or obligations of the Company, whether by payment or making adequate provisions for payment, by prosecuting and defending actions or proceedings by or against the Company, to distribute assets of the Company to the shareholders to the fullest extent permitted by statutory law, and, subject to statutory limitations, to take all other actions necessary to wind up and liquidate the Company’s business and affairs.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Multi Solutions II, Inc. dated December 2, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MULTI SOLUTIONS II, INC.

	By:	/s/ Lindsay Shain
Lindsay Shain
President

	By:	/s/ Jason Melling
Jason Melling
Secretary and Treasurer

Date: December 2, 2024